SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18th, 2003

Date of Report (Date of earliest event reported)

E.DEAL.NET, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-52040 (Commission File Number)	98-0195748 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated September 18th, 2003, issued by e.Deal.net, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 18th, 2003, e.Deal.net, Inc. issued a news release, announcing that it is providing access to online SUV accessory shopping.. This news release, dated September 18th, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.DEAL.NET, INC.

/s/ Terri DuMoulin

Terri DuMoulin

President

Date: September 18th, 2003

EXHIBIT 99.1

e.Deal.net Joins AutoXccessory.com Affiliate Program

VANCOUVER, B.C., Sept. 18, 2003 (PRIMEZONE) -- e.Deal.net, Inc. (OTC BB:EDAN.OB - News), an online destination for consumers and automotive professionals to obtain information on all makes of cars and trucks, today announced that it is providing access to online SUV accessory shopping.

Through AutoXccessory.com, Inc. and its website http://www.suvxccessory.com, a leading state of the art e-commerce website, e.Deal, Inc will provide its members online access to the finest available accessories at reasonable prices. ``We are very excited to be working with e.Deal.net to provide visitors to their website with an excellent selection of accessories to personalize their vehicles,'' said Tim Stewart, President of AutoXccessory.com, Inc.

``As we move forward, we intend to provide the best possible destination for automotive consumers and enthusiasts,'' comments e.Deal.net, Inc. President, Ms. Terri DuMoulin. ``By developing close ties with some of the leading companies in the key areas of Finance, Rental, Parts, New and Used Automobile Dealers to provide access to progressive online services.

About AutoXccessory.com, Inc

.

AutoXccessory.com, Inc is a leading-edge e-commerce provider of accessories and parts for Sport Utility Vehicles, Trucks, and Cars. With over 15 years of automotive experience, the Company has developed a state-of-the-art e-commerce application, resulting in three independently successful e-commerce sites: http://www.suvxccessory.com, http://www.truckxccessory.com and http://www.carxccessory.com that complement each other in functionality, while offering accessories that are exclusive to the type of vehicle.

The web sites were designed with the consumer in mind, to make online accessory shopping easy, fast, and simple. AutoXccessory.com carefully selects the brands that they represent to provide consumers with only the best available products at reasonable prices. No other automotive accessory web site offers an equivalent level of selection and service.

About e.Deal.net, Inc.

e.Deal.net, Inc is a development stage company and, through our website, http://www.edeal.net, we provide a wide range of automotive information, including maintenance and safety tips; information on how to buy and sell pre-owned vehicles; notice of safety and recalls by email alerts; information on parts and service; quotes on insurance; financing sources; automotive dealers; email alerts for service reminders; new products; and accessories.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, generally weak stock market, lack of investor interest in the Company, negative publicity, economic strength of the automotive industry, changes in environmental and vehicle-related regulations, intense competition, infringement of intellectual property rights or Internet commerce regulation, any of which may cause actual results to differ materially from those described in the statements. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

For additional information about e.Deal.net, Inc., please visit our Web site at, http://www.edeal.net.

Contact:

e.Deal.net, Inc.

Terri DuMoulin

(604) 659-5005